FIRST AMENDMENT
TO THIRD AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT

    THIS FIRST AMENDMENT TO THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (the "Amendment") is dated as of March 29, 2002, and entered into by and between BANK OF AMERICA, N.A. ("Lender") and SUMMIT MACHINE TOOL MANUFACTURING CORP. ("Borrower").

    WHEREAS, Lender and Borrower have entered into that certain Third Amended and Restated Loan and Security Agreement dated as of April 16, 2001 (the "Agreement");

    WHEREAS, Borrower and Lender have agreed to amend the Agreement in certain respects subject to the terms and conditions contained herein;

    NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth in the Agreement and this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

ARTICLE I

Definitions

Section 1.01. Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Agreement, as amended hereby.

ARTICLE II

Amendments

Section 2.01. Amendments to Section 1.1. The following amendments are made to Section 1.1 of the Agreement:

        (a)         "First Amendment Effective Date" is hereby added as a new defined term, the definition of which term shall read in its entirety as follows:

                        "First Amendment Effective Date" means March 29, 2002.

        (b)         The definition of "Applicable Margin" is hereby amended and restated to read in its entirety as follows:

                        "Applicable Margin" means, at all times from and after the First Amendment Effective Date, seven percent (7.0%) per annum.

        (c)         The definition of "Maximum Revolving Credit Line" is hereby amended and restated to read in its entirety as follows:

                      "Maximum Revolving Credit Line" means (a) for the period from the First Amendment Effective Date through and including April 30, 2002, One Million Two Hundred Thousand Dollars ($1,200,000), and (b) on the first day of each calendar month thereafter, commencing with May 1, 2002, an amount equal to (i) the "Maximum Revolving Credit Line" in effect during the immediately preceding calendar month minus (ii) Fifty Thousand Dollars ($50,000).

    Section 2.02     Addition of Section 3.4. A new Section 3.4 is hereby added to the Agreement, which Section 3.4 shall read in its entirety as follows:

                3.4      Quarterly Extension Fees. Borrower shall, on the last day of each Fiscal Quarter commencing with the Fiscal Quarter ending June 30, 2002, pay to Lender an extension fee in the amount of $10,000; provided, however, that if prior to the last day of any Fiscal Quarter (a) this Agreement has terminated in accordance with the terms of Article 12 hereof and (b) the Obligations have been repaid by Borrower in full, no such quarterly extension fee shall be required to be paid on the last day of the Fiscal Quarter during which this Agreement was terminated.

    Section 2.03 Amendment to Article 12. Article 12 of the Agreement is hereby amended and restated to read in its entirety as follows:

                12. TERM AND TERMINATION. The term of this Agreement shall extend until April 1, 2003 (the "Termination Date"). This Agreement shall automatically be renewed thereafter for successive terms of one month each, unless this Agreement is terminated as provided below. The Borrower shall have the right to terminate this Agreement, without premium or penalty, at any time hereafter, and the Lender shall have the right to terminate this Agreement at the end of the initial term by giving the Borrower written notice not less than fifteen (15) days prior to the end of such term by registered or certified mail. The Lender may also terminate this Agreement without notice upon an Event of Default that has not been cured or otherwise waived to Lender's satisfaction. Upon the effective date of termination of this Agreement for any reason whatsoever, all Obligations shall become immediately due and payable. Notwithstanding the termination of this Agreement, until all Obligations are paid and performed in full, the Lender shall retain all its rights and remedies hereunder (including, without limitation, in all then existing and after-arising Collateral).

ARTICLE III

Ratifications, Representations and Warranties

                    Section 3.01. Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement, including, without limitation, all financial covenants contained therein, are ratified and confirmed and shall continue in full force and effect. Lender and Borrower agree that the Agreement as amended hereby shall continue to be legal, valid, binding and enforceable in accordance with its terms.

                    Section 3.02. Representations and Warranties. Borrower hereby represents and warrants to Lender that the execution, delivery and performance of this Amendment and all other loan, amendment or security documents to which Borrower is or is to be a party hereunder (hereinafter referred to collectively as the "Loan Documents") executed and/or delivered in connection herewith, have been authorized by all requisite corporate action on the part of Borrower and will not violate the Articles of Incorporation or Bylaws of Borrower.

ARTICLE IV

Conditions Precedent

                    Section 4.01. Conditions. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent (unless specifically waived in writing by the Lender):

                    (a) Lender shall have received all of the following, each dated (unless otherwise indicated) as of the date of this Amendment, in form and substance satisfactory to Lender in its sole discretion:

                    (i) Company Certificate. A certificate executed by the Secretary or Assistant Secretary of Borrower certifying (A) that Borrower's Board of Directors has met and adopted, approved, consented to and ratified the resolutions attached thereto which authorize the execution, delivery and performance by Borrower of the Amendment and the Loan Documents, (B) the names of the officers of Borrower authorized to sign this Amendment and each of the Loan Documents to which Borrower is to be a party hereunder, (C) the specimen signatures of such officers, and (D) that neither the Articles of Incorporation nor Bylaws of Borrower have been amended since the date of the Agreement;

                    (ii) No Material Adverse Change. There shall have occurred no material adverse change in the business, operations, financial condition, profits or prospects of Borrower, or in the Collateral since [December 31, 2001], and Lender shall have received a certificate of Borrower's chief executive officer to such effect;

                    (iii) Consent and Reaffirmation. LSB shall have executed and delivered the Consent and Reaffirmation attached to this Amendment; and

                  (iv) Other Documents. Borrower shall have executed and delivered such other documents and instruments as well as required record searches as Lender may require.

(b) Borrower shall have paid to Lender on or before the effective date hereof an extension fee in the amount of $10,000.

(c) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Lender and its legal counsel, Jenkens & Gilchrist, a Professional Corporation.

ARTICLE V

Miscellaneous

                Section 5.01. Survival of Representations and Warranties. All representations and warranties made in the Agreement or any other document or documents relating thereto, including, without limitation, any Loan Document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely thereon.

                Section 5.02. Reference to Agreement. The Agreement, each of the Loan Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference therein to the Agreement shall mean a reference to the Agreement as amended hereby.

                Section 5.03. Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

            Section 5.04. APPLICABLE LAW. THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN THE STATE OF OKLAHOMA AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF OKLAHOMA.

                Section 5.05. Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Lender and Borrower and their respective successors and assigns; provided, however, that Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Lender. Lender may assign any or all of its rights or obligations hereunder without the prior consent of Borrower.

                Section 5.06. Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

                Section 5.07. Effect of Waiver. No consent or waiver, express or implied, by Lender to or of any breach of or deviation from any covenant or condition of the Agreement or duty shall be deemed a consent or waiver to or of any other breach of or deviation from the same or any other covenant, condition or duty. No failure on the part of Lender to exercise and no delay in exercising, and no course of dealing with respect to, any right, power, or privilege under this Amendment, the Agreement or any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, or privilege under this Amendment, the Agreement or any other Loan Document preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies provided for in the Agreement and the other Loan Documents are cumulative and not exclusive of any rights and remedies provided by law.

                Section 5.08. Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

                Section 5.09. Releases. As a material inducement to Lender to enter into this Amendment, Borrower hereby represents and warrants that there are no claims or offsets against, or defenses or counterclaims to, the terms and provisions of and the other obligations created or evidenced by the Agreement or the other Loan Documents. Borrower hereby releases, acquits, and forever discharges Lender, and its successors, assigns, and predecessors in interest, their parents, subsidiaries and affiliated organizations, and the officers, employees, attorneys, and agents of each of the foregoing (all of whom are herein jointly and severally referred to as the "Released Parties") from any and all liability, damages, losses, obligations, costs, expenses, suits, claims, demands, causes of action for damages or any other relief, whether or not now known or suspected, of any kind, nature, or character, at law or in equity, which Borrower now has or may have ever had against any of the Released Parties, including, but not limited to, those relating to (a) usury or penalties or damages therefor, (b) allegations that a partnership existed between Borrower and the Released Parties, (c) allegations of unconscionable acts, deceptive trade practices, lack of good faith or fair dealing, lack of commercial reasonableness or special relationships, such as fiduciary, trust or confidential relationships, (d) allegations of dominion, control, alter ego, instrumentality, fraud, misrepresentation, duress, coercion, undue influence, interference or negligence, (e) allegations of tortious interference with present or prospective business relationships or of antitrust, or (f) slander, libel or damage to reputation, (hereinafter being collectively referred to as the "Claims"), all of which Claims are hereby waived.

                Section 5.10. Expenses of Lender. Borrower agrees to pay on demand (i) all costs and expenses reasonably incurred by Lender in connection with the preparation, negotiation and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all subsequent amendments, modifications, and supplements hereto or thereto, including, without limitation, the costs and fees of Lender's legal counsel and the allocated cost of staff counsel and (ii) all costs and expenses reasonably incurred by Lender in connection with the enforcement or preservation of any rights under the Agreement, this Amendment and/or other Loan Documents, including, without limitation, the costs and fees of Lender's legal counsel and the allocated cost of staff counsel.

                Section 5.11. NO ORAL AGREEMENTS. THIS AMENDMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS AS WRITTEN, REPRESENT THE FINAL AGREEMENTS BETWEEN LENDER AND BORROWER AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN LENDER AND BORROWER.

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IN WITNESS WHEREOF, the parties have executed this Amendment on the date first above written.

                                                                    BORROWER:

                                                                    SUMMIT MACHINE TOOL MANUFACTURING CORP.

                                                                    By:

                                                                    Name:

                                                                    Title:

                                                                    LENDER:

                                                                    BANK OF AMERICA, N.A.

                                                                    By:

                                                                    Name:

                                                                    Title: 9;

CONSENT AND REAFFIRMATION

The undersigned hereby (a) acknowledges the execution of, and consents to the terms and conditions of, that certain First Amendment to Third Amended and Restated Loan and Security Agreement dated as of March 29, 2002, between Summit Machine Tool Manufacturing Corp. and Bank of America, N.A. ("Lender") and reaffirms its obligations under (i) that certain Amended and Restated Continuing Guaranty (the "Guaranty") dated as of April 16, 2001, and (ii) that certain Amended and Restated Stock Pledge Agreement (the "Pledge Agreement") dated as of April 16, 2001, each made by the undersigned in favor of Lender, and (b) acknowledges and agrees that the Guaranty and the Pledge Agreement remain in full force and effect and the Guaranty and the Pledge Agreement are hereby ratified and confirmed.

Dated as of March 29, 2002

                                                                                            LSB INDUSTRIES, INC.

                                                                                            By: 9;
                                                                                            Name: 9;
                                                                                            Title: #9;